                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2001



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
--------------------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)

          DELAWARE                   001-15843                  13-3989167
           TEXAS                     333-48279                  74-1282680
       --------------             ---------------          --------------------
(States or other jurisdictions    (Commission File            (IRS Employer
      of incorporation)               Numbers)             Identification Nos.)



       4440 BRITTMOORE ROAD, HOUSTON, TEXAS                        77041
    ------------------------------------------                  -----------
     (Address of principal executive offices)                    (Zip Code)


                                 (713) 335-7000
                              --------------------
              (Registrants' telephone number, including area code)
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Item 5.      Other Events and Regulation FD Disclosure.

             On October 24, 2001, Universal Compression Holdings, Inc. (the "Company") issued a press release announcing earnings for its second fiscal quarter ended September 30, 2001. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

             (c) Exhibits

             Exhibit No.            Description
             -----------            -----------

                99.1                Press Release dated October 24, 2001.


Item 9.      Regulation FD Disclosure.

             On Thursday morning, October 25, 2001, the Company broadcast a conference call live over the Internet to investors to discuss the results of its second fiscal quarter and other corporate matters. A transcript of the call will be archived for seven days to provide an opportunity for those unable to listen to the live broadcast to listen to the call. To access the transcript, log on to http://www.videonewswire.com/event.asp?id=1638.

             During the call, the Company discussed its revenues and EBITDA, as adjusted (as defined below), for the recent quarter, as well as horsepower utilization rates and margins for its various business segments. The Company also discussed its $100 million backlog level at the end of the quarter and the effect of its recent acquisitions of KCI Inc. and Louisiana Compressor Maintenance. The Company discussed its preliminary expectations for the current quarter ending December 31, 2001, including expected revenues of approximately $174-178 million, expected EBITDA, as adjusted, of approximately $54-55 million, and expected earnings per share for the quarter of $0.44 - $0.45.

             For the current fiscal year ending March 31, 2002, the Company confirmed its expectations of total revenues of approximately $670-680 million, with expected EBITDA, as adjusted, of approximately $213 million. Operating lease expense and net interest expense for the current fiscal year are expected to be $80-81 million, with depreciation of approximately $48 million. The Company expects capital expenditures, excluding acquisitions, for the fiscal year to be approximately $190-200 million, of which approximately $25 million is expected to be maintenance capital expenditures. Under current market conditions, the Company expects earnings per share to be approximately $1.72 for the current fiscal year.

             EBITDA, as adjusted, is defined as net income plus income taxes, interest expense, leasing expense, management fees, depreciation and amortization, excluding non-recurring items and extraordinary gains or losses. EBITDA, as adjusted, represents a measure upon which the Company's management assesses financial performance, and financial covenants in the Company's current financing arrangements are tied to similar measures. The financial covenants in the Company's current financing arrangements permit the Company to exclude non-recurring and extraordinary gains and losses from its calculation of EBITDA, as adjusted. EBITDA, as adjusted, is not a measure of financial performance under generally accepted accounting principles and should not be considered an alternative to operating income or net income as an indicator of the Company's operating performance or to net cash provided by operating activities as a measure of the Company's liquidity. Additionally, the EBITDA, as adjusted, computation used herein may not be comparable to other similarly titled measures of other companies.

             Statements about the Company's outlook and all other statements in this Report other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1955. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are beyond the Company's control, that could cause its actual results to differ materially from such statements. While the Company believes that the assumptions concerning future events are reasonable, there are inherent difficulties in predicting certain important factors that could impact our future performance. Such risks and uncertainties include, but are not limited to, (1) failure to consummate acquisitions or integrate acquired businesses, (2) conditions in the oil and gas industry, including the demand for natural gas as well as impacts from the price of natural gas and oil, (3) competition among the various providers of contract compression services, (4) changes in safety and environmental regulations pertaining to the production and transportation of natural gas, (5) changes in economic or political conditions in the markets in which the Company operates, (6) acts of war or terrorism or governmental or military responses thereto, (7) introduction of competing technologies by other companies, (8) the ability to retain and grow our customer base, (9) employment workforce factors, including loss of key employees and (10) liability claims related to the use of the Company's products and services. These factors, when applicable, are discussed in the Company's filings with the Securities and Exchange Commission, copies of which are available to the public. The forward-looking statements included herein are made only as of the date of this Report, and the Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.
                                            UNIVERSAL COMPRESSION, INC.
                                              (Registrants)



Date: October 25, 2001                      By: /s/ RICHARD W. FITZGERALD
                                               ---------------------------------
                                               Richard W. FitzGerald
                                               Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


      Exhibit No.          Description
      -----------          -----------

         99.1              Press Release dated October 24, 2001.


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